Exhibit 99.1
For Immediate Release
ITC Holdings Corp. Announces Adoption of Sales Agency
Financing Agreement
NOVI, Mich. – June 27, 2008 – ITC Holdings Corp. (the “Company” or “ITC”) (NYSE: ITC) today announced that it has entered into a sales agency financing agreement (the “Agreement”) with BNY Mellon Capital Markets, LLC (“BNYMCM”) pursuant to which it will issue and sell shares of its common stock from time to time as provided in the Agreement. The Agreement and a prospectus supplement describing the Agreement have been filed today with the Securities and Exchange Commission (the “SEC”).  Shares of common stock that may be sold under the Agreement have previously been registered on the Company’s automatic shelf registration statement on Form S-3 (File No. 333-140026) which was filed with the SEC on January 17, 2007.  As described in the Company’s prospectus supplement referenced above, the Company may offer and sell up to an aggregate of $150,000,000 of shares of its common stock from time to time under the Agreement.  Any shares of common stock sold under the Agreement will be offered at market prices prevailing at the time of sale.  BNYMCM will act as agent in connection with any offerings of shares of common stock under the Agreement. For further information, please read the prospectus supplement relating to the Agreement that has been filed with the SEC.
This press release shall not constitute an offer to sell or a solicitation of an offer to buy, nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state. Any offer, solicitation or sale will be made only by means of the prospectus supplement and the accompanying prospectus.
Copies of the prospectus supplement and the accompanying base prospectus may be obtained from:
BNY Mellon Capital Markets, LLC, One Wall Street, New York, NY 10286, or by faxing requests to (212) 635-6536.
About ITC Holdings Corp.

ITC Holdings Corp. invests in the electricity transmission grid to improve electric reliability, improve access to markets, and lower the overall cost of delivered energy. ITC is the largest independent electricity transmission company in the country. Through its subsidiaries, ITCTransmission, Michigan Electric Transmission Company and ITC Midwest, ITC operates regulated, high-voltage transmission systems in Michigan’s Lower Peninsula and portions of Iowa, Minnesota, Illinois and Missouri, serving a combined peak load in excess of 25,000 megawatts. ITC is also focused on new areas where significant transmission system improvements are needed through subsidiaries ITC Grid Development, ITC Great Plains and ITC Panhandle Transmission. For more information, please visit: http://www.itc-holdings.com. (itc-ITC)

Safe Harbor Statement and Legal Disclaimer
This press release contains certain statements that describe our management’s beliefs concerning future business conditions and prospects, growth opportunities and the outlook for our business and the electricity transmission industry based upon information currently available. Such statements are “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995. Wherever possible, we have identified these forward-looking statements by words such as “anticipates,” “believes,” “intends,” “estimates,” “expects,” “projects” and similar phrases. These forward-looking statements are based upon assumptions our management believes are reasonable. Such forward-looking statements are subject to risks and uncertainties which could cause our actual results, performance and achievements to differ materially from those expressed in, or implied by, these statements, including, among other things, the risks and uncertainties disclosed in our annual report on Form 10-K and our quarterly reports on Form 10-Q filed with the Securities and Exchange Commission from time to time.
Because our forward-looking statements are based on estimates and assumptions that are subject to significant business, economic and competitive uncertainties, many of which are beyond our control or are subject to change, actual results could be materially different and any or all of our forward-looking statements may turn out to be wrong. They speak only as of the date made and can be affected by assumptions we might make or by known or unknown risks and uncertainties. Many factors mentioned in this press release and in our annual and quarterly reports will be important in determining future results. Consequently, we cannot assure you that our expectations or forecasts expressed in such forward-looking statements will be achieved. Actual future results may vary materially. Except as required by law, we undertake no obligation to publicly update any of our forward-looking or other statements, whether as a result of new information, future events, or otherwise.
Investor/Analyst contact: Pat Wenzel (248.946.3570, pwenzel@itc-holdings.com)

Media contact: Lisa Aragon (248.835.9300, laragon@itctransco.com)
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